Exhibit 99.1

STANDSTILL AND RESTRUCTURING AGREEMENT

This Standstill and Restructuring Agreement (this “Agreement”) is entered into as of May 31, 2012, by and between John M. Fife, an individual (“Lender”), and mPhase Technologies, Inc., a New Jersey corporation (“Borrower”).

A. Borrower previously issued to St George Investments LLC, an Illinois limited liability company (“St George”), a Convertible Promissory Note dated September 13, 2011 in the principal amount of $557,500.00 (the “Note”).

B. The Note was issued pursuant to a Securities Purchase Agreement dated September 13, 2011 between St George and Borrower (the “Purchase Agreement,” and together with the Note and all other documents entered into in conjunction therewith, the “Loan Documents”).

C. Effective October 17, 2011, St George assigned the Loan Documents, including the Note, to Lender.

D. Pursuant to Section 3 of the Note, the Note is convertible into shares of Borrower’s common stock (“Common Stock”) on the terms and conditions set forth therein.

E. On April 3, 2012, Lender converted $47,541.61 of the Outstanding Balance (as defined in the Note) of the Note into shares of Common Stock.

F. Borrower desires, and Lender has agreed, that Lender shall postpone any additional conversions under the Note or sales of Common Stock, except as set forth herein, for a period of four months (the “Standstill Period”).

G. Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain from converting the Note and selling shares of Common Stock during the Standstill Period as provided in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate and are hereby incorporated into and made a part of this Agreement.

2. Standstill and Restructure. Subject to the terms, conditions and understandings contained in this Agreement, and provided Borrower is not in default of any provision hereunder or under the Note, Lender agrees that he will not seek to convert any portion of the Outstanding Balance of the Note, and that he will not sell any shares of Borrower’s Common Stock during the Standstill Period (the “Standstill”). Thereafter, Lender further agrees that the Standstill shall continue for so long as Borrower is current on and has made all Note Payments (as defined below) required hereunder. Notwithstanding the foregoing, Lender’s Standstill obligations shall immediately and automatically terminate upon Borrower’s failure to make any Note Payment when due or upon Borrower’s breach of any other term or provision of this Agreement or the Note.

3. Standstill Fee. As a material inducement and partial consideration for Lender’s agreement to enter into this Agreement, each of Borrower and Lender acknowledges and agrees that the Outstanding Balance of the Note, as of immediately prior to the execution and delivery of this Agreement by the parties hereto, shall be increased by $57,612.52 (the “Standstill Effect”); provided, however, that notwithstanding the foregoing, the portion of the Outstanding Balance representing the Standstill Effect shall not bear interest so long as the Standstill Effect is paid no later than the Final Payment Date (as defined below), as described in Section 4 (b) below. The Standstill Effect shall be fully earned and nonrefundable upon the execution and delivery of this Agreement by the parties.

4. Note Payments. Borrower shall make the following payments to Lender (each, a “Note Payment”), which Note Payments shall be made in the form of cash.

(a) Borrower agrees to pay to Lender monthly payments in the amount of $33,238.12 on the 1st day of each calendar month, commencing on October 1, 2012, and continuing thereafter until September 1, 2014 (the “Final Payment Date”) (each, a “Monthly Amortizing Payment”, and together, the “Monthly Amortization Payments”).

(b) No later than the earlier of (i) the Final Payment Date, and (ii) the first date on which all amounts required by the Monthly Amortization Payments are paid in full, Borrower shall pay to Lender, in one payment, the Standstill Effect, together with all principal and interest and any other amounts due under this Agreement or the Note and not yet paid as of such date (the “Final Payment”). For purposes of clarity, the Final Payment shall be in addition to the Monthly Amortizing Payment due September 1, 2014. For the avoidance of doubt, no provision in this Agreement or any other agreement shall alter, impair or render conditional the obligation of Borrower, which is absolute and unconditional, to make the Monthly Amortizing Payments at the place, at the time, and in the currency herein prescribed.

(c) In addition to the Monthly Amortizing Payments, Borrower shall make the following payments (each, an “Additional Payment”) to Lender each month during which the conditions to such Additional Payment being paid are satisfied; provided, however that for any month during which the conditions are satisfied for both Additional Payments to be made, Borrower shall only be obligated to make the higher of the two Additional Payments. When required, each such Additional Payment shall be payable together with the Monthly Amortizing Payment for the given month.

(i) If the aggregate total daily dollar trading volume of the Common Stock for the 22 Trading Days (as defined in the Note) immediately preceding the date each Monthly Amortizing Payment is due is greater than $2,500,000, then Borrower shall make one additional payment in the amount of the Monthly Amortizing Payment together with the Monthly Amortizing Payment due for that month.

(ii) If during any calendar month immediately preceding the date a Monthly Amortizing Payment is due, the aggregate total amount of all of Borrower’s draws (“Draws”) during such calendar month on any and all equity lines of credit available to Borrower (whether now existing or that may exist hereafter), including without limitation that certain credit facility between Borrower and Dutchess Opportunity Fund II, LP dated November 30, 2011, exceeds $200,000.00, then, together with the Monthly Amortizing Payment due for that month, Borrower shall pay to Lender 28.4% of the excess of the amount of such Draws during such month over $200,000.00. In furtherance of the foregoing, Borrower shall deliver to Lender each month together with its Monthly Amortizing Payment a certificate certifying to Lender the amount of Borrower’s Draws during the preceding month.

5. Periodic Review. Borrower and Lender shall review the terms of this Agreement every 90 days to determine if a more accelerated payment schedule may be established or whether other terms of this Agreement should be modified to better accomplish the goals of the parties, provided, however, that neither party shall be compelled to accept any modification of this Agreement.

6. Failure to Comply. Borrower understands that the Standstill shall terminate immediately upon the occurrence of any material breach of this Agreement and that upon such breach of any material term or provision in this Agreement, Lender may seek all recourse and remedies available to it under the terms of the Note, the other Loan Documents, or applicable law. Moreover, in such event Lender shall retain all rights and remedies under the Note as if this Agreement was never entered into and any modifications to the terms or provisions of the Note herein shall be deemed null and void.

7. Ratification of Note. The Note shall be and remain in full force and effect (subject to the amendments set forth herein) in accordance with its terms and is hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the Outstanding Balance of the Note pursuant to its terms (as modified by this Agreement) and represents that such obligation is not subject to any defenses, rights of offset, or counterclaims. The Outstanding Balance of the Note upon execution of this Agreement, including the Standstill Effect, shall be deemed and affirmed to be $777,769.08 (provided that in the event Lender discovers that any Event of Default under the Note has previously occurred, this balance shall be subject to adjustment pursuant to the terms of the Note). No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof.

8. Representations and Warranties of Borrower. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of Borrower, and no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b) Any default under the Note, if any, has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower’s obligations under the Note and this Agreement. The agreement of Lender to refrain from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any existing or future default.

(c) All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement, the recitals being deemed to be part of this Agreement and are incorporated hereby. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(d) Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note.

(e) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Loan Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(f) Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(g) There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower.

(h) There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

(i) Set forth on Schedule A is a full and complete list of all Borrower notes issued and outstanding that are convertible into shares of Common Stock, other than notes issued to Lender or to John Fife, which list includes the name of the lender, the date the note was issued, the original principal sum, the date on which the shares receivable upon a conversion became eligible for resale under Rule 144 under the Securities Act of 1933, and the current principal balance on the note.

8. Representation and Warranty of Lender. Lender represents and warrants that he has had access to Borrower’s public financial statements prior to the date hereof.

9. Headings. The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. Each party hereto submits to the jurisdiction of any state or federal court sitting in Cook County, Illinois in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

11. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

12. Attorneys’ Fees. In the event of any litigation or dispute arising from this agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

13. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect

14. Entire Agreement. This Agreement, together with Note and the other Loan Documents and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

15. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of his obligations herein without the prior written consent of Lender.

17. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Note and the other Loan Documents shall remain in full force and effect, enforceable in accordance with all of their original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, the Note and the other Loan Documents, the terms of this Agreement shall prevail.

18. Time of Essence. Time is of the essence of this Agreement.

19. Delivery of Process. In the event of any action or proceeding by the Lender against the Borrower, and only by Lender against the Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Purchaser via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known address or to its last known attorney as set forth in its most recent SEC filing.

20. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender (i) shall be in writing and (ii) shall be sent to the parties at the addresses set forth in the Note. Each such notice, demand, or request shall be deemed to have been properly served for all purposes if sent by certified mail, return receipt requested, postage prepaid or delivered by hand or recognized overnight courier service to its addressee at its address as set forth in or pursuant to this Section. Each such notice, demand or request so mailed by Borrower or Lender shall be deemed to have been received by the addressee (i) on the date of delivery if delivered by hand, (ii) the next business day if sent by recognized overnight courier service and (iii) on the third business day after the day of mailing.

21. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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 Schedule A

List of Issued and Outstanding Convertible Notes

Lender	Date Issued	Original	Rule 144	Current
		Principal Sum	Eligibility Date	Principal Sum

ASHER ENTERPRISES	November 17, 2011	$53,000	May 17, 2012	$41,000
ASHER ENTERPIRSES	January 7, 2012	$35,000	July 7, 2012	$35,583.32
ASHER ENTERPRISES	May 4, 2012	$37,500	Nov 4, 2012	$37,750

Loan Amortization Schedule

Pmt		Beginning	Scheduled	Extra				Ending	Cumulative
No.	Payment Date	Balance	Payment	Payment	Total Payment	Principal	Interest	Balance	Interest
1	10/1/2012	$734,912.83	$33,238.12	$-	$33,238.12	$28,338.70	$4,899.42	$706,574.14	$4,899.42
2	11/1/2012	706,574.14	33,238.12	-	33,238.12	28,527.62	4,710.49	678,046.51	9,609.91
3	12/1/2012	678,046.51	33,238.12	-	33,238.12	28,717.81	4,520.31	649,328.71	14,130.22
4	1/1/2013	649,328.71	33,238.12	-	33,238.12	28,909.26	4,328.86	620,419.45	18,459.08
5	2/1/2013	620,419.45	33,238.12	-	33,238.12	29,101.99	4,136.13	591,317.46	22,595.21
6	3/1/2013	591,317.46	33,238.12	-	33,238.12	29,296.00	3,942.12	562,021.46	26,537.33
7	4/1/2013	562,021.46	33,238.12	-	33,238.12	29,491.31	3,746.81	532,530.15	30,284.14
8	5/1/2013	532,530.15	33,238.12	-	33,238.12	29,687.92	3,550.20	502,842.24	33,834.34
9	6/1/2013	502,842.24	33,238.12	-	33,238.12	29,885.84	3,352.28	472,956.40	37,186.62
10	7/1/2013	472,956.40	33,238.12	-	33,238.12	30,085.07	3,153.04	442,871.33	40,339.66
11	8/1/2013	442,871.33	33,238.12	-	33,238.12	30,285.64	2,952.48	412,585.69	43,292.14
12	9/1/2013	412,585.69	33,238.12	-	33,238.12	30,487.55	2,750.57	382,098.14	46,042.71
13	10/1/2013	382,098.14	33,238.12	-	33,238.12	30,690.80	2,547.32	351,407.34	48,590.03
14	11/1/2013	351,407.34	33,238.12	-	33,238.12	30,895.40	2,342.72	320,511.94	50,932.75
15	12/1/2013	320,511.94	33,238.12	-	33,238.12	31,101.37	2,136.75	289,410.57	53,069.49
16	1/1/2014	289,410.57	33,238.12	-	33,238.12	31,308.71	1,929.40	258,101.86	54,998.90
17	2/1/2014	258,101.86	33,238.12	-	33,238.12	31,517.44	1,720.68	226,584.42	56,719.57
18	3/1/2014	226,584.42	33,238.12	-	33,238.12	31,727.55	1,510.56	194,856.87	58,230.14
19	4/1/2014	194,856.87	33,238.12	-	33,238.12	31,939.07	1,299.05	162,917.80	59,529.18
20	5/1/2014	162,917.80	33,238.12	-	33,238.12	32,152.00	1,086.12	130,765.80	60,615.30
21	6/1/2014	130,765.80	33,238.12	-	33,238.12	32,366.34	871.77	98,399.45	61,487.07
22	7/1/2014	98,399.45	33,238.12	-	33,238.12	32,582.12	656.00	65,817.33	62,143.07
23	8/1/2014	65,817.33	33,238.12	-	33,238.12	32,799.33	438.78	33,018.00	62,581.85
24	9/1/2014	33,018.00	33,238.12	-	33,018.00	32,797.88	220.12	0.00	62,801.97

mPhase
(XDSL)
Standstill and Amendment Debt Calculation - Prior to Payments

Annual Interest Rate:	8.0%
Daily Interest Rate (360 Days):	0.0002222

				Outstanding
Description	Transaction Date	Principal Balance	Accrued Interest	Balance
	6/1/2012	$720,156.56	-	$720,156.56
	6/1/2012	$720,156.56	-	$720,156.56
	7/1/2012	$720,156.56	4,801.04	$724,957.60
	8/1/2012	$724,957.60	4,961.08	$729,918.68
	9/1/2012	$729,918.68	4,994.15	$734,912.83	Starting Point for Amortization Schedule

Excess Cash Percentage

	Balance	% of Total Balance	60% of Excess
JMJ Balance	802,060.49	52.69%	31.6%
John Fife Balance	$720,156.56	47.31%	28.4%
	1,522,217.05	100%	60%

John Fife
8% Fee	$57,612.52	Balloon Payment due on 9/1/14